Ex-99.g.1

Delaware Funds

FORM OF MUTUAL FUND CUSTODY AND
SERVICES AGREEMENT

     THIS AGREEMENT, effective as of the __ day of ___, 2007, and is by and between each investment company listed on Appendix D (referred to herein individually as the “Fund” and collectively, as the “Funds”) and MELLON BANK, N.A. (referred to herein as the “Custodian”) a national banking association with its principal place of business at One Mellon Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258. As a matter of administrative convenience, this Agreement is entered into by and between the Custodian and multiple Funds, each on behalf of their respective Series (as hereinafter defined). Nevertheless, this Agreement shall be construed to constitute a separate Agreement between each such Fund, on behalf of its Series, and the Custodian. As such, the term Fund is used in the singular herein.

W I T N E S S E T H:

     WHEREAS, the Fund is authorized to issue shares in separate series with each such series representing interests in a separate portfolio of securities and other assets, and the Fund has made the Series listed on Appendix D subject to this Agreement (each such series, together with all other series subsequently established by the Fund and made subject to the Agreement in accordance with the terms hereof, shall be referred to as a “Series” and collectively as the “Series”);

     WHEREAS, the Fund and the Custodian desire to set forth their agreement with respect to the custody of the Series’ Securities and cash and the processing of Securities transactions;

     WHEREAS, the Board desires to delegate certain of its responsibilities for performing the services set forth in paragraphs (c)(1), (c)(2) and (c)(3) of Rule 17f-5 to the Custodian as a Foreign Custody Manager;

     WHEREAS, the Custodian agrees to accept such delegation with respect to Assets; and

     WHEREAS, the Custodian agrees to perform the function of a Primary Custodian under Rule 17f-7;

     NOW THEREFORE, the Fund and the Custodian agree as follows:

DEFINITIONS

     The following words and phrases, unless the context requires otherwise, shall have the following meanings:

1. “Act”: the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time.

2. “Agreement”: this agreement and any amendments.

3. “Assets”: any Securities and other assets and investments of the Fund and/or Series, including foreign currencies and investments for which the primary market is outside the United States, and such cash and cash equivalents as are reasonably necessary to effect the Fund’s and/or Series’ transactions in such investments.

4. “Authorized Person”: any person, whether or not any such person is an officer or employee of the Fund, duly authorized by the Fund to add or delete jurisdictions pursuant to Article II and to give Instructions on behalf of a Series which is listed in the Certificate annexed hereto as Appendix A or such other Certificate as may be received by the Custodian from time to time.

5. “Board”: the Board of Directors/Trustees (or the body authorized to exercise authority similar to that of the board of directors of a corporation) of the Fund.

6. “Book-Entry System”: the Federal Reserve/Treasury book-entry system for United States and federal agency Securities, its successor or successors and its nominee or nominees.

7. “Business Day”: any day on which the Series, the Custodian, the Book-Entry System and appropriate clearing corporation(s) are open for business.

8. “Certificate”: any notice, instruction or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, which is actually received by the Custodian and signed on behalf of a Series by an Authorized Person or Persons designated by the Board to issue a Certificate.

9. “Eligible Securities Depository”: the meaning of the term set forth in Rule 17f-7(b)(1).

10. “Foreign Countries”: the jurisdictions listed on Appendix C for which the Custodian makes available Foreign Custodians, as such list may be amended from time to time in accordance with Article II.

11. “Foreign Custodian”: (a) a banking institution or trust company incorporated or organized under the laws of a country other than the United States, that is regulated as such by the country’s government or an agency of the country’s government; (b) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank-holding company; or (c) any entity, other than a Securities Depository, with respect to which exemptive or no-action relief has been granted by the Securities and Exchange Commission to act as an eligible foreign custodian under Rule 17f-5. For the avoidance of doubt, the term “Foreign Custodian” shall not include Euroclear, Clearstream, Bank One or any other transnational system for the central handling of securities or equivalent book-entries regardless of whether or not such entities or their service providers are acting in a custodial capacity with respect to Assets, Securities or other property of the Series.

12. “Foreign Custody Manager”: the meaning set forth in Rule 17f-5(a)(3).

13. “Instructions”: (i) all directions to the Custodian from an Authorized Person pursuant to the terms of this Agreement; (ii) all directions by or on behalf of the Fund to the Custodian in its corporate capacity (or any of its affiliates) with respect to contracts for foreign exchange; (iii) all directions by or on behalf of the Fund pursuant to an agreement with Custodian (or any of its affiliates) with respect to benefit disbursement services or information or transactional services provided via a web site sponsored by the Custodian (or any of its affiliates) (e.g., the “Workbench web site”) and (iv) all directions by or on behalf of the Fund pursuant to any other agreement or procedure between the Custodian (or any of its affiliates) and the Fund, if such agreement or procedure specifically provides that authorized persons thereunder are deemed to be authorized to give instructions under this Agreement. Instructions shall be in writing, transmitted by first class mail, overnight delivery, private courier, facsimile, or shall be an electronic transmission subject to the Custodian’s policies and procedures, other institutional delivery systems or trade matching utilities as directed by an Authorized Person and supported by the Custodian, or other methods agreed upon in writing by the Fund and Custodian. The Custodian may, in its discretion, accept oral directions and instructions from an Authorized Person and may require confirmation in writing. However, where the Custodian acts on an oral direction prior to receipt of a written confirmation, the Custodian shall not be liable if a subsequent written confirmation fails to conform to the oral direction.

14. “Primary Custodian”: the meaning set forth in Rule 17f-7(b)(2).

15. “Prospectus”: a Series' current registration statement, including the prospectus and statement of additional information, relating to the registration of the Shares under the Securities Act of 1933, as amended, and the Act.

16. “Risk Analysis”: the analysis required under Rule 17f-7(a)(1)(i)(A).

17. “Rules 17f-4, 17f-5 and 17f-7”: such Rules as promulgated under Section 17(f) of the Act, as such rules (and any successor rules or regulations) may be amended from time to time.

18. “Security” or “Securities”: bonds, debentures, notes, stocks, shares, evidences of indebtedness, and other securities, commodities, interests and investments from time to time owned by the Series.

19. “Securities Depository”: a system for the central handling of securities as defined in Rule 17f-4.

20. “Shares”: shares of each Series, however designated.

ARTICLE I. – CUSTODY PROVISIONS

1. Appointment of Custodian. The Board appoints the Custodian, and the Custodian accepts appointment, as custodian of all the Assets at the time owned by or in the possession of the Series during the period of this Agreement. The Board shall not appoint any other custodian for any Assets of any Series during the Initial Term.

2. Custody of Cash and Securities.

     a. Receipt and Holding of Assets. The Series will deliver or cause to be delivered to the Custodian all Assets owned by it at any time during the period of this Custody Agreement. The Custodian will not be responsible for such Assets until actually received. The Board specifically authorizes the Custodian to hold Assets or other property of the Series with any domestic subcustodian or Securities Depository, and Foreign Custodians or Eligible Securities Depositories in the Foreign Countries as provided in Article II, as may be directed by the Fund or its investment adviser or subadviser, as the case may be. Assets of the Series deposited in a Securities Depository or Eligible Securities Depositories will be reflected in an account or accounts which include only assets held by the Custodian or a Foreign Custodian for its customers.

     b. Disbursements of Cash and Delivery of Securities. The Custodian shall disburse cash or deliver out Securities only for the purposes listed below. Instructions must specify or evidence the purpose for which any transaction is to be made and the Series shall be solely responsible to assure that Instructions are in accord with any limitations or restrictions applicable to the Series:

          (1) In payment for Securities purchased for the applicable Series;

          (2) In payment of dividends or distributions with respect to Shares;

          (3) In payment for Shares which have been redeemed by the applicable Series;

          (4) In payment of taxes;

          (5) When Securities are sold, called, redeemed, retired, or otherwise become payable;

          (6) In exchange for, or upon conversion into, other securities alone or other securities and cash pursuant to any plan or merger, consolidation, reorganization, recapitalization, readjustment or other similar transactions;

          (7) Upon conversion of Securities pursuant to their terms into other securities;

          (8) Upon exercise of subscription, purchase or other similar rights represented by Securities;

          (9) For the payment of interest, management or supervisory fees, distributions or operating expenses;

          (10) In payment of fees and in reimbursement of the expenses and liabilities of the Custodian attributable to the applicable Series;

          (11) In connection with any borrowings by the applicable Series or short sales of securities requiring a pledge of Assets, but only against receipt of amounts borrowed;

          (12) In connection with any loans, but only against receipt of adequate collateral as specified in Instructions which shall reflect any restrictions applicable to the Series;

          (13) For the purpose of redeeming Shares of the capital stock of the applicable Series and the delivery to, or the crediting to the account of, the Custodian or the applicable Series’ transfer agent, such Shares to be purchased or redeemed;

          (14) For the purpose of redeeming in kind Shares of the applicable Series against delivery to the Custodian, its subcustodian or the Series’ transfer agent of such Shares to be so redeemed;

          (15) For delivery in accordance with the provisions of any agreement among the Fund, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of The National Association of Securities Dealers, Inc. (“NASD”), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund. The Custodian will act only in accordance with Instructions in the delivery of Securities to be held in escrow and will have no responsibility or liability for any such Securities which are not returned promptly when due other than to make proper requests for such return;

          (16) For spot or forward foreign exchange transactions to facilitate security trading, receipt of income from Securities or related transactions;

          (17) Upon the termination of this Agreement;

          (18) In connection with non-certificated investments including, but not limited to: deposit obligations, repurchase agreements, and swap transactions, loan participations, options and futures transactions and other derivative investments;

          (19) For other proper purposes as may be specified in Instructions issued by an Authorized Person of the Fund which shall include a statement of the purpose for which the delivery or payment is to be made, the amount of the payment or specific Assets to be delivered, the name of the person or persons to whom delivery or payment is to be made, and a Certificate stating that the purpose is a proper purpose under the instruments governing the Fund; and

          (20) For delivery of Assets of the Fund as set forth under Article I, Section 7.

     c. Actions Which May be Taken Without Instructions. Unless an Instruction to the contrary is received, the Custodian shall:

          (1) Collect all income due or payable, provided that the Custodian shall not be responsible for the failure to receive payment of (or late payment of) distributions or other payments with respect to Assets held in the account;

          (2) Present for payment and collect the amount payable upon all Assets which may mature or be called, redeemed, retired or otherwise become payable. Notwithstanding the foregoing, the Custodian shall have no responsibility to the Series for monitoring or ascertaining any call, redemption or retirement dates with respect to put bonds or similar instruments which are owned by the Series and held by the Custodian or its nominees where such dates are not published in sources routinely used by the Custodian. Nor shall the Custodian have any responsibility or liability to the Series for any loss by the Series for any missed payments or other defaults resulting therefrom, unless the Custodian received timely notification from the Series specifying the time, place and manner for the presentment of any such put bond owned by the Series and held by the Custodian or its nominee. The Custodian shall not be responsible and assumes no liability for the accuracy or completeness of any notification the Custodian may furnish to the Series with respect to put bonds or similar instruments;

          (3) Surrender Securities in temporary form for definitive Securities;

          (4) Hold directly, or through a Securities Depository with respect to Securities therein deposited, for the account of the applicable Series all rights and similar Securities issued with respect to any Securities held by the Custodian hereunder for that Series;

          (5) Submit or cause to be submitted to the applicable Series or its investment advisor as designated by the Fund information actually received by the Custodian regarding ownership rights, including proxies pertaining to Assets held for the applicable Series;

          (6) Deliver or cause to be delivered any Securities held for the applicable Series in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

          (7) Deliver or cause to be delivered any Securities held for the applicable Series to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation or recapitalization or sale of assets of any corporation, and receive and hold under the terms of this Agreement such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

          (8) Make or cause to be made such transfers or exchanges of the Assets specifically allocated to the applicable Series and take such other steps as shall be stated in Instructions to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the applicable Series;

          (9) Deliver Securities upon the receipt of payment in connection with any repurchase agreement related to such Securities entered into by the Series;

          (10) Deliver Securities owned by the applicable Series to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable; provided, however, that in any such case the cash or other consideration is to be delivered to the Custodian. Notwithstanding the foregoing, the Custodian shall have no responsibility to the Series for monitoring or ascertaining any call, redemption or retirement dates with respect to the put bonds or similar instruments which are owned by the Series and held by the Custodian or its nominee where such dates are not published in sources routinely used by the Custodian. Nor shall the Custodian have any responsibility or liability to the Series for any loss by the Series for any missed payment or other default resulting therefrom unless the Custodian received timely notification from the Series specifying the time, place and manner for the presentment of any such put bond owned by the Series and held by the Custodian or its nominee. The Custodian shall not be responsible and assumes no liability to the Series for the accuracy or completeness of any notification the Custodian may furnish to the applicable Series with respect to put bonds or similar investments but shall provide the Fund with information concerning such notices received;

          (11) Endorse and collect all checks, drafts or other orders for the payment of money received by the Custodian for the account of the applicable Series;

          (12) Report the Asset positions of a Series as of such dates as the Fund and the Custodian may agree upon, in accordance with methods consistently followed and uniformly applied. It is hereby expressly acknowledged and agreed that any Asset values that may be reflected in any such report shall be furnished by the Custodian solely on an accommodation basis and is provided to or for the benefit of the Fund (or the Fund’s service provider or agent) as general information and is not intended to be a comprehensive summary or report of the value of the Assets comprising a Series. No representation is made by the Custodian as to the accuracy or completeness of any such values. The Custodian does not undertake any duty or responsibility to notify or otherwise provide any updates or other revisions with respect to any such values. It is hereby further expressly acknowledged and agreed that the Custodian shall not be liable for any loss, cost, damage, expense, liability or claim directly or indirectly relating to any such values reflected on any such report for a Series provided by the Custodian; and

          (13) Execute any and all documents, agreements or other instruments and take all actions as may be necessary or desirable for the accomplishment of the purposes of this Agreement.

     d. Confirmation and Statements. Promptly after the close of business on each Business Day, the Custodian shall furnish each Series with confirmations and a summary of all transfers to or from the account of the Series during such Business Day. Where Securities purchased by a Series are in a fungible bulk of securities registered in the name of the Custodian (or its nominee) or shown on the Custodian's account on the books of a Securities Depository, the Custodian shall by book-entry or otherwise identify the quantity of those securities belonging to that Series. At least monthly, the Custodian shall furnish each Series with a detailed statement of the Securities and other Assets held for the Series under this Custody Agreement.

     e. Registration of Securities. The Custodian is authorized to hold all Securities, Assets, or other property of each Series in nominee name, in bearer form or in book-entry form. The Custodian may register any Securities, Assets or other property of each Series in the name of the Fund or the Series, in the name of the Custodian, any domestic subcustodian or Foreign Custodian, in the name of any duly appointed registered nominee of such entity, or in the name of a Securities Depository or its successor or successors, or its nominee or nominees. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of a domestic subcustodian, Foreign Custodian or Securities Depository, any Securities which the Custodian may hold for the account of the applicable Series and which may from time to time be registered in the name of the Fund or the applicable Series.

     f. Reporting and Recordkeeping. The ownership of the property whether securities, cash and/or other property, and whether held by the Custodian or a subcustodian or in a depository, clearing agency or clearing system, shall be clearly recorded on the Custodian's books as belonging to the Series and not for the Custodian's own interest. Where certificates are legended or otherwise not fungible with publicly traded certificates (and in other cases where the Custodian and the Series may agree), the Series reserves the right to instruct the Custodian as to the name only in which such securities shall be registered and the Custodian, to the extent reasonably practicable, shall comply with such Instructions; provided, however, if the Custodian reasonably determines that compliance with such Instructions is not reasonably practicable or otherwise may conflict with applicable law, rule or regulation, the Custodian shall promptly notify the Series and shall comply with reasonable alternatives as to which the parties may agree. The Custodian shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions for the Series. All accounts, books and records of the Custodian relating thereto shall be open to inspection and audit at all reasonable times during normal business hours of the Custodian by any person designated by the Series.

All such books, records and accounts shall be maintained and preserved in the form reasonably requested by the Series and in accordance with the Act and the Rules and Regulations thereunder, including, without limitation, Section 31 thereof and Rule 31a-1 and 31a-2 thereunder. All books, records and accounts pertaining to the Series, which are in the possession of the Custodian, shall be the property of the Fund and such materials or (unless the delivery of original materials is required pursuant to applicable law) legible copies thereof in a format reasonably acceptable to the Fund, shall be surrendered promptly upon request; provided, however, that the Custodian shall be entitled to retain a copy or the original of any such books, records and accounts as may be required or permitted by applicable law and the Custodian's own policies and procedures. The Custodian will supply to the Series from time to time, as mutually agreed upon, a statement in respect to any property of the Series held by the Custodian or by a subcustodian.

     g. Segregated Accounts. Upon receipt of Instructions, the Custodian will, from time to time establish, segregated accounts on behalf of the applicable Series to hold and deal with specified Assets as shall be directed.

3. Settlement of Series Transactions.

     a. Customary Practices. Settlement of transactions may be effected in accordance with trading and processing practices customary in the jurisdiction or market where the transaction occurs. The Fund acknowledges that this may, in certain circumstances, require the delivery of Assets without the concurrent receipt of Securities (or other property) or cash. In such circumstances, the Custodian shall have no responsibility for nonreceipt of payments (or late payment) or nondelivery of Securities or other property (or late delivery) by the counterparty.

     b. Contractual Income. The Custodian shall credit the applicable Series, in accordance with the Custodian’s standard operating procedure, with income and maturity proceeds on Securities on the contractual payment dates net of any taxes or upon actual receipt. To the extent the Custodian credits income on contractual payment date, the Custodian may reverse such accounting entries to the contractual payment date if the Custodian reasonably believes that such amount will not be received.

     c. Contractual Settlement. The Custodian will attend to the settlement of Securities transactions in accordance with the Custodian’s standard operating procedure, on the basis of either contractual settlement date accounting or actual settlement date accounting. To the extent the Custodian settles certain Securities transactions on the basis of contractual settlement date accounting, the Custodian may reverse to the contractual settlement date any entry relating to such contractual settlement if the Custodian reasonably believes that such amount will not be received.

4. Lending of Securities. The Custodian may lend the Assets of the Series in accordance with the terms and conditions of one or more separate securities lending agreements, approved by the Fund.

5. Persons Having Access to Assets of the Series.

     a. No trustee or agent of the Fund, and no officer, director, employee or agent of the Fund's investment adviser, of any sub-investment adviser of the Fund, or of the Fund's administrator, shall have physical access to the assets of the Series held by the Custodian or be authorized or permitted to withdraw any investments of the Series, nor shall the Custodian deliver any Assets of the Series to any such person. No officer, director, employee or agent of the Custodian who holds any similar position with the Fund's investment adviser, with any sub-investment adviser of the Fund or with the Fund's administrator shall have access to the Assets of the Series.

     b. Nothing in this Section 5 shall prohibit any duly authorized officer, employee or agent of the Fund, or any duly authorized officer, director, employee or agent of the investment adviser, of any sub-investment adviser of the Series or of the Series’ administrator, from giving Instructions to the Custodian or executing a Certificate so long as it does not result in delivery of or access to Assets of the Series prohibited by paragraph (a) of this Section 5.

6. Standard of Care; Scope of Custodial Responsibilities.

     a. Standard of Care. The Custodian shall be required to exercise reasonable care with respect to its duties under this Agreement unless otherwise provided.

          (1) Notwithstanding any other provision of this Agreement, the Custodian shall not be liable for any loss or damage, including counsel fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of the negligence or willful misconduct of the Custodian or any agent, subcustodian or Foreign Custodian appointed by the Custodian.

          (2) The Custodian may consult with the Custodian’s or the Fund’s counsel with respect to any matter arising in connection with this Agreement, and the Custodian shall not be liable nor accountable for any action taken or omitted by it in good faith in accordance with the advice of such counsel. To the extent possible, the Custodian shall notify the Fund at any time the Custodian believes it needs advice of the Fund’s counsel with regard to the Custodian’s responsibilities and duties pursuant to this Agreement. If the Custodian wishes to seek and rely on legal advice from counsel that is neither the Custodian’s counsel nor the Fund’s counsel, and the Custodian seeks to be reimbursed for the counsel fees, then the Custodian must notify and seek prior approval of the affected Fund, which shall not be unreasonably withheld. The Custodian shall in no event be liable to a Fund or any Fund shareholder or beneficial owner for any action reasonably taken or omitted pursuant to such advice.

     b. Scope of Duties. Without limiting the generality of the foregoing, the Custodian shall be under no duty or obligation to inquire into, and shall not be liable for:

          (1) The acts or omissions of any agent appointed pursuant to Instructions of the Fund or its investment advisor including, but not limited to, any broker-dealer or other entity to hold any Assets of the Fund as collateral or otherwise pursuant to any investment strategy.

          (2) The title, genuineness or validity of the issue of any Securities purchased by the Series, the legality of the purchase thereof, or the propriety of the amount paid therefor;

          (3) The legality of the sale of any Securities by the Series or the propriety of the amount for which the same are sold;

          (4) The legality of the issue or sale of any Shares, or the sufficiency of the amount to be received therefor;

          (5) The legality of the redemption of any Shares, or the propriety of the amount to be paid therefor;

          (6) The legality of the declaration or payment of any distribution of the Series; or

          (7) The legality of any borrowing for temporary administrative or emergency purposes.

     c. No Liability Until Receipt. The Custodian shall not be liable for, or considered to be the Custodian of, any money, whether or not represented by any check, draft, or other instrument for the payment of money, received by it on behalf of the Series, until the Custodian actually receives and collects such money.

     d. Amounts Due from Transfer Agent. The Custodian shall not be required to effect collection of any amount due to the Series from the Series’ transfer agent nor be required to cause payment or distribution by such transfer agent of any amount paid by the Custodian to the transfer agent.

     e. Collection Where Payment Refused. The Custodian shall not be required to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, if payment is refused after due demand or presentation, or with respect to any insolvency or similar proceeding, unless and until it shall be directed to take such action and it shall be assured to its satisfaction of reimbursement of its related costs and expenses.

     f. No Duty to Ascertain Authority. The Custodian shall not be under any duty or obligation to ascertain whether any Assets at any time delivered to or held by it for the Series are such as may properly be held by the Series under the provisions of its governing instruments or Prospectus.

     g. Reliance on Instructions. The Custodian shall be entitled to rely upon any Instruction, notice or other instrument in writing received by the Custodian and reasonably believed by the Custodian to be genuine and to be signed by an Authorized Person of the Series. Where the Custodian is issued Instructions orally, the Series acknowledge that if written confirmation is requested, the validity of the transactions or enforceability of the transactions authorized by the Series shall not be affected if such confirmation is not received or is contrary to oral Instructions given. The Custodian shall be fully protected in acting in accordance with all such Instructions and in failing to act in the absence thereof. The Custodian shall be under no duty to question any direction of an Authorized Person with respect to the portion of the account over which such Authorized Person has authority, to review any property held in the account, to make any suggestions with respect to the investment and reinvestment of the Assets in the account, or to evaluate or question the performance of any Authorized Person. The Custodian shall not be responsible or liable for any diminution of value of any Assets held by the Custodian or its subcustodians pursuant to Instructions. In following Instructions, the Custodian shall be fully protected and shall not be liable for the acts or omissions of any person or entity not selected or retained by the Custodian in its sole discretion, including but not limited to, any broker-dealer or other entity designated by the Fund or Authorized Person to hold Assets of the account as collateral or otherwise pursuant to an investment strategy.

7. Appointment of Subcustodians; Transfer of Assets to Subcustodians or Brokers. The Custodian is hereby authorized to appoint one or more domestic subcustodians (which may be an affiliate of the Custodian) to hold Assets at any time owned by the Series. The Custodian is also hereby authorized, when acting pursuant to Instructions, to: 1) place Assets with any Foreign Custodian located in a jurisdiction which is not a Foreign Country and with Euroclear, Clearstream, Banc One or any other transnational depository; and 2) settle or place Assets with a broker or any such domestic subcustodian or Foreign Custodian in connection with derivative transactions of any kind, including futures, options, short selling, swaps or other transactions. When acting pursuant to such Instructions, the Custodian shall not be liable for the acts or omissions of any such broker, subcustodian or Foreign Custodian.

8. Overdraft Facility and Security for Payment. In the event that the Custodian receives Instructions to make payments or transfers of Assets on behalf of the Series for which there would be, at the close of business on the Business Day of such payment or transfer, insufficient monies held by the Custodian on behalf of the Series, the Custodian may, in its sole discretion, provide an overdraft (an "Overdraft") to the Series in an amount sufficient to allow the completion of such payment or transfer. Any Overdraft provided hereunder: (a) shall be payable on the next Business Day, unless otherwise agreed by the Series and the Custodian; and (b) shall accrue interest from the date of the Overdraft to the date of payment in full by the Series at a rate agreed upon from time to time by the Custodian and the Series or, in the absence of specific agreement, by such rate as charged to other customers of the Custodian under procedures uniformly applied. The Custodian and the Series acknowledge that the purpose of such Overdraft is to temporarily finance the purchase of Securities for prompt delivery in accordance with the terms hereof, to meet unanticipated or unusual redemptions, to allow the settlement of foreign exchange contracts or to meet other unanticipated Series expenses. The Custodian shall promptly notify the Series (an "Overdraft Notice") of any Overdraft.

To secure payment of any Overdraft and related interest and expenses, the Series hereby grants to the Custodian a first priority security interest in and right of setoff against the Assets in the Series’ account, including all income, substitutions and proceeds, whether now owned or hereafter acquired (the “Collateral”), in the full amount of such Overdraft, interest and expenses; provided that the Series does not grant the Custodian a security interest in any Securities issued by an affiliate of the Custodian (as defined in Section 23A of the Federal Reserve Act). The Custodian and the Series intend that, as the securities intermediary with respect to the Collateral, the Custodian’s security interest shall automatically be perfected when it attaches. Should the Series fail to pay promptly any amounts owed hereunder, the Custodian shall be entitled to use available Assets in the Series’ account and to liquidate Securities in the account as necessary to meet the Series’ obligations relating to such Overdraft, interest and expenses. In any such case, and without limiting the foregoing, the Custodian shall be entitled to take such other actions(s) or exercise such other options, powers and rights as the Custodian now or hereafter has as a secured creditor under the Pennsylvania Uniform Commercial Code or any other applicable law.

9. Tax Obligations. For purposes of this Agreement, “Tax Obligations” shall mean taxes, withholding, certification and reporting requirements, claims for exemptions or refund, interest, penalties, additions to tax and other related expenses. To the extent that the Custodian has received relevant and necessary information with respect to the account, the Custodian shall perform the following services with respect to Tax Obligations:

     a. The Custodian shall file claims for exemptions or refunds with respect to withheld foreign (non-U.S.) taxes in instances in which such claims are appropriate upon receipt of sufficient information;

     b. The Custodian shall withhold appropriate amounts, as required by U.S. tax laws, with respect to amounts received on behalf of nonresident aliens upon receipt of Instructions; and

     c. The Custodian shall provide to the Fund or the Authorized Person such information received by the Custodian which could, in the Custodian’s reasonable belief, assist the Fund or the Authorized Person in the submission of any reports or returns with respect to Tax Obligations. The Fund shall inform the Custodian in writing as to which party or parties shall receive information from the Custodian.

     d. The Custodian shall provide such other services with respect to Tax Obligations, including preparation and filing of tax returns and reports and payment of amounts due (to the extent funded), as requested by the Fund and agreed to by the Custodian in writing. The Custodian shall have no independent obligation to determine the existence of any information with respect to, or the extent of, any Tax Obligations now or hereafter imposed on the Fund or the account by any taxing authority. Except as specifically provided herein or agreed to in writing by the Custodian, the Custodian shall have no obligations or liability with respect to Tax Obligations, including, without limitation, any obligation to file or submit returns or reports with any state, foreign or other taxing authorities.

     e. In making payments to service providers pursuant to Instructions, the Fund acknowledges that the Custodian is acting as a paying agent and not as the payor, for tax information reporting and withholding purposes.

ARTICLE II. – FOREIGN CUSTODY MANAGER
SERVICES

1. Delegation. The Board delegates to the Custodian, and the Custodian hereby agrees to accept, responsibility as the Fund’s Foreign Custody Manager for selecting, contracting with and monitoring Foreign Custodians in Foreign Countries in accordance with Rule 17f-5(c).

2. Changes to Appendix C. Appendix C may be amended by written agreement from time to time to add or delete jurisdictions by written agreement signed by an Authorized Person of the Fund and the Custodian, but the Custodian reserves the right to delete jurisdictions upon reasonable notice to the Series.

3. Reports to Board. Custodian shall provide written reports notifying the Board of the placement of Assets with a particular Foreign Custodian and of any material change in a Series’ foreign custody arrangements. Such reports shall be provided to the Board quarterly, except as otherwise agreed by the Custodian and the Fund.

4. Monitoring System. In each case in which the Custodian has exercised delegated authority to place Assets with a Foreign Custodian, the Custodian shall establish a system, to re-assess or re-evaluate selected Foreign Custodians, at least annually in accordance with Rule 17f-5(c)(3).

5. Standard of Care. In exercising the delegated authority under this Article II of the Agreement, the Custodian agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Assets would exercise in like circumstances. Contracts with Foreign Custodians shall provide for reasonable care for Assets based on the standards applicable to Foreign Custodians in the Foreign Country. In making this determination, the Custodian shall consider the provisions of Rule 17f-5(c)(2).

6. Use of Securities Depositories. In exercising its delegated authority, the Custodian may assume that the Series and its investment adviser have determined, pursuant to Rule 17f-7, that the depository provides reasonable safeguards against custody risks, if a Series decides to place and maintain foreign Assets with any Securities Depository as to which the Custodian has provided the Fund on behalf of such Series with a Risk Analysis.

7. Notice of Change of Subcustodians. The Custodian shall promptly advise or provide notice to the Series of any change to its subcustodial network.

ARTICLE III. – INFORMATION SERVICES

1. Risk Analysis. The Custodian will provide the Fund on behalf of the Series with a Risk Analysis with respect to Securities Depositories operating in the Foreign Countries. If the Custodian is unable to provide a Risk Analysis with respect to a particular Securities Depository, it will notify the Fund on behalf of the Series. Custodian shall advise whether a particular Securities Depository meets the objective standard set forth in applicable provisions of Rule 17f-7 of the Act. If a new Securities Depository commences operation in one of the Foreign Countries, the Custodian will provide the Fund on behalf of the Series with a Risk Analysis in a reasonably practicable time after such Securities Depository becomes operational. If a new country is added to Appendix C, the Custodian will provide the Fund on behalf of the Series with a Risk Analysis with respect to each Securities Depository in that country within a reasonably practicable time after the addition of the country to Appendix C.

2. Monitoring of Securities Depositories. The Custodian will monitor the custody risks associated with maintaining assets with each Securities Depository for which it has provided the Fund on behalf of the Series with a Risk Analysis as required under Rule 17f-7. The Custodian will promptly notify the Fund on behalf of the Series or its investment adviser of any material change in these risks.

3. Use of Agents. The Custodian may employ agents, including, but not limited to Foreign Custodians, to perform its responsibilities under Sections 1 and 2 of this Article III.

4. Exercise of Reasonable Care The Custodian will exercise reasonable care, prudence, and diligence in performing its responsibilities under this Article III. With respect to the Risk Analyses provided or monitoring performed by an agent, the Custodian will exercise reasonable care in the selection of such agent, and shall be entitled to rely upon information provided by agents so selected in the performance of its duties and responsibilities under this Article III.

5. Liabilities and Warranties. While the Custodian will take reasonable precautions to ensure that information provided is accurate, the Custodian shall have no liability with respect to information provided to it by third parties. Due to the nature and source of information, and the necessity of relying on various information sources, most of which are external to the Custodian, the Custodian shall have no liability for direct or indirect use of such information.

ARTICLE IV. – GENERAL PROVISIONS

1. Compensation.

     a. The Fund will compensate the Custodian for its services rendered under this Agreement in accordance with the fees set forth on Appendix E (the “Fees”), which schedule may be modified by the Custodian after the Initial Term upon not less than sixty days prior written notice to, and the consent of, the Fund. Any undisputed Fees not paid within sixty (60) days of the invoice date will be subject to a late charge equal to 1.5% of the Fees remaining unpaid. Additional charges of 1.5% per month will accrue and be owing on such undisputed and unpaid Fees for each additional month during which such Fees remain unpaid, subject to any maximum amounts imposed by law. If any Fees are disputed by the Fund, the Custodian and the Fund shall work together in good faith to resolve the dispute promptly.

     b. The Custodian will bill the Fund as soon as practicable after the end of each calendar month. The Fund will promptly pay to the Custodian the amount of such billing.

     c. If not paid directly or timely by the Fund, the Custodian may, with prior approval of the Fund which may not be unreasonably withheld, charge against Assets held on behalf of the Series compensation and any expenses incurred by the Custodian in the performance of its duties pursuant to this Agreement. The Custodian shall also be entitled, subject to the approval of the Fund, to charge against Assets of the Series the amount of any loss, damage, liability or expense incurred with respect to the Series, including counsel fees, for which it shall be entitled to reimbursement under the provisions of this Agreement.

2. Insolvency of Foreign Custodians. The Custodian shall be responsible for losses or damages suffered by the Series arising as a result of the insolvency of a Foreign Custodian only to the extent that the Custodian failed to comply with the standard of care set forth in Article II with respect to the selection and monitoring of such Foreign Custodian.

3. Liability for Depositories. The Custodian shall not be responsible for any losses resulting from the deposit or maintenance of Securities, Assets or other property of the Series with a Securities Depository.

4. Damages. Under no circumstances shall the Custodian be liable for any indirect, consequential or special damages with respect to its role as Foreign Custody Manager, Custodian or information vendor.

5. Indemnification; Liability of the Series.

     a. The Fund shall indemnify and hold the Custodian harmless from all liabilities and costs and expenses, including reasonable counsel fees and expenses, relating to or arising out of the performance of the Custodian’s obligations under this Agreement except to the extent resulting from the negligence or willful misconduct of the Custodian, any agent or subcustodian appointed by the Custodian or any of its or their directors, officers, agents, nominees or employees, in the performance of any functions hereunder, or any other failure to comply with the standard of care required by this Agreement. This provision shall survive the termination of this Agreement.

     b. The Custodian shall indemnify and hold the Fund harmless from all liabilities and costs and expenses, including reasonable counsel fees and expenses, resulting from: (i) the negligence or willful misconduct of the Custodian, any agent or subcustodian appointed by the Custodian or any of its or their directors, officers, agents, nominees or employees, in the performance of any functions hereunder, or any other failure to comply with the standard of care required by this Agreement; or (ii) any burglary, robbery, hold-up, theft, or mysterious disappearance, including loss by damage or destruction. This provision shall survive the termination of this Agreement.

     c. The Series and the Custodian agree that the obligations of the Fund under this Agreement shall not be binding upon any of the directors/trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Series, individually, but are binding only upon the Assets and other property of the Fund.

6. Force Majeure; Disaster Recovery and Business Continuity. Notwithstanding anything in this Agreement to the contrary contained herein, the Custodian shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the account resulting from any event beyond the reasonable control of the Custodian, its agents or its subcustodians (other than subcustodians that were engaged by the Custodian at the instruction of the Fund). In the event of such event, or any disaster that causes a business interruption, the Custodian shall act in good faith and follow applicable procedures in its disaster recovery and business continuity plan and use all commercially reasonable efforts to minimize service interruptions.

     The Custodian represents and warrants that it has implemented and maintains reasonable procedures and systems (including reasonable disaster recovery and business continuity plans and procedures consistent with legal, regulatory and business needs applicable to the Custodian’s duties under this Agreement) to safeguard the Fund’s records and data and the Custodian’s records, data, equipment facilities and other property that it uses in the performance of its obligations hereunder from loss or damage attributable to fire, theft, or any other cause, and the Custodian will make such changes to the procedures and systems from time to time as are reasonably required for the secure performance of its obligations hereunder.

7. Term and Termination.

     a. The term of this Agreement shall begin on the date hereof (the “Effective Date”) and continue for an initial term of three (3) years (the “Initial Term”). After the Initial Term expires, this Agreement shall continue but either (1) the Custodian may terminate this Agreement with respect to a Fund by giving such Fund one hundred twenty (120) days notice in writing, specifying the date of such termination, or (2) a Fund may terminate this Agreement with respect to such Fund by giving the Custodian sixty (60) days notice in writing, specifying the date of such termination.

     b. This Agreement may be terminated by the following party or parties, as the case may be, for one or more of the following reasons, provided the terminating party or parties provides the applicable written notice to the other party or parties of the reason for such termination:

          (1) NonRenewal: This Agreement shall terminate with respect to a Fund at the end of the Initial Term if either the Custodian or such Fund provides notice that it does not want to renew or extend this Agreement at the end of the Initial Term;

          (2) Mutual Agreement: The Custodian and a Fund may mutually agree in writing to terminate this Agreement with respect to such Fund at any time;

          (3) “For Cause”: (A) The Custodian may terminate this Agreement with respect to a Fund “For Cause,” as defined below, by providing such Fund with written notice of termination “For Cause” at least 60 days prior to the date of termination of this Agreement with respect to such Fund, or (B) a Fund may terminate this Agreement with respect to such Fund “For Cause,” as defined below, by providing the Custodian with written notice of termination “For Cause” at least 60 days prior to the date of termination of this Agreement with respect to such Fund; or

          (4) Failure to Pay: The Custodian may terminate this Agreement with respect to a Fund if the Custodian has notified such Fund that it has failed to pay the Custodian any undisputed amounts when due under this Agreement and it has failed to cure such default within 60 days of receipt of such notice (or, if the Fund has disputed any amounts in good faith, upon resolution of the dispute).

For purposes of subparagraph (3) above, “For Cause” shall mean:

     (A) a material breach of this Agreement by any other party that has not been remedied for 30 days following written notice by the terminating party that identifies in reasonable detail the alleged failure of the other party to perform, provided that if such default is capable of being cured, then the other party shall be entitled to such longer period as may reasonably be required to cure such default if the other party shall have commenced such cure and is diligently pursuing same, but such cure must be completed within 120 days in any event;

     (B) when any other party commits any act or omission that constitutes gross negligence, willful misconduct, fraud or reckless disregard of its or their duties under this Agreement and that act or omission results in material adverse consequences to the terminating party;

     (C) a final, unappealable judicial, regulatory or administrative ruling or order in which any other party has been found guilty of criminal or unethical behavior in the conduct of its business that directly relates to the subject matter of the services provided hereunder; or

     (D) when any other party shall make a general assignment for the benefit of its creditors or any proceeding shall be instituted by or against the other party to adjudicate it as bankrupt or insolvent, or to seek to liquidate, wind up, or reorganize the other party, or protect or relieve its debts under any law, or to seek the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for a substantial portion of its assets, which proceeding shall remain unstayed for sixty (60) days or the other party shall have taken steps to authorize any of the above actions or has become unable to pay its debts as they mature.

     c. If this Agreement is terminated by any party with respect to a Fund (regardless of whether it is terminated pursuant to paragraph (b) above or for any reason other than those specified in paragraph (b) above), such Fund shall pay to Custodian on or before the date of such termination any undisputed and unpaid fees owed to, and shall reimburse Custodian for any undisputed and unpaid out-of-pocket costs and expenses owed to, Custodian under this Agreement prior to its termination.

     d. If either (1) a Fund terminates this Agreement with respect to such Fund during the Initial Term for any reason other than those specified in paragraph (b) above, or (2) the Custodian terminates this Agreement with respect to a Fund during the Initial Term “For Cause” or the Fund’s “failure to pay” under subparagraphs (b)(3) or (b)(4) of this Section, respectively, then such Fund shall be liable to the Custodian for all provable actual damages of Custodian arising from such termination, excluding punitive, special, indirect, incidental and consequential damages, and shall reimburse all Costs and Expenses incurred by the Custodian in connection with effecting such termination and converting such Fund to a successor custodian, including without limitation the delivery to such successor custodian, such Fund and/or such Fund’s service providers, any of the Fund’s Assets, property, records, data, instruments and documents. In addition, such Fund shall reimburse the Custodian promptly for any actual, provable, extraordinary, non-customary and direct costs and expenses (other than any Costs and Expenses) incurred by the Custodian in connection with effecting such termination and converting such Fund to a successor custodian, including without limitation the delivery to such successor custodian, such Fund and/or such Fund’s service providers, any of such Fund’s Assets, property, records, data, instruments and documents.

     e. If either (1) the Custodian terminates this Agreement with respect to a Fund at any time for any reason other than those specified in paragraph (b) above, or (2) a Fund terminates this Agreement with respect to such Fund at any time “For Cause” under subparagraph (b)(3) of this Section, then the Custodian shall reimburse such Fund for any Costs and Expenses incurred by such Fund in connection with converting the Assets of such Fund to a successor custodian, including without limitation the delivery to such successor custodian, such Fund and/or such Fund’s service providers, any of such Fund’s Assets, property, records, data, instruments and documents.

     f. If this Agreement is terminated (1) by either the Custodian or a Fund for “nonrenewal” under subparagraph (b)(1), (2) by the Custodian and a Fund “upon mutual agreement” under subparagraph (b)(2), (3) by a Fund at any time after the Initial Term for any reason other than those specified in paragraph (b) above, or (4) by Custodian at any time after the Initial Term “For Cause” or such Fund’s “failure to pay” under subparagraphs (b)(3) or (b)(4) of this Section, respectively, such Fund shall reimburse Custodian promptly for any Costs and Expenses incurred by Custodian in connection with effecting such termination and converting such Fund to a successor custodian, including without limitation the delivery to such successor custodian, such Fund and/or such Fund’s service providers any of such Fund’s Assets, property, records, data, instruments and documents.

     g. For purposes of this Section 7 of this Article IV, “Costs and Expenses” incurred by a party shall mean any actual, provable, reasonable, customary and direct costs and expenses incurred by such party. For purposes of this Section 7 of this Article IV, Costs and Expenses shall not include any wind-down costs, including, without limitation, non-cancelable lease payments; severance payments due and payable to personnel of the Custodian or its subcustodians (other than subcustodians that were engaged by the Custodian at the instruction of a Fund); unused equipment expense; and non-cancelable payments or termination charges regarding subcustodial services that were not incurred at the instruction of a Fund and that cannot be transferred or redeployed by Mellon.

     Such party must provide the other party or parties with written evidence of such costs and expenses before the other party or parties are obligated to pay them. Such party also has a duty to mitigate, and must exercise its duty to mitigate, such costs and expenses. Except as expressly set forth herein, no party hereto shall be responsible for any costs and expenses or damages of any kind whatsoever resulting from, related to or otherwise in connection with the termination of this Agreement.

     h. In the event that this Agreement is terminated by a party, the parties hereto agree to cooperate and act in good faith to ensure an orderly conversion of the Assets, property, records, data, instruments and documents of the applicable Fund or Funds to a successor custodian with respect to the services provided under this Agreement. Without limiting the generality of the foregoing sentence, the Custodian agrees that, in the event this Agreement is terminated by a party or the parties, it will deliver a Fund’s or the Funds’ Assets, property, records, data, instruments and documents to such Fund or the Funds, its or their successor service providers and/or its or their other service providers, as the case may be, in a non-proprietary, commerically-available format.

     i. The termination of this Agreement with respect to any given Fund shall in no way affect the continued validity of this Agreement with respect to any other Fund. Furthermore, if, following termination of this Agreement with respect to any given Fund, Custodian continues to perform any one or more of the services governed hereby with the express consent of such Fund, then the provisions of this Agreement, including without limitation the provisions dealing with indemnification and compensation, shall continue in full force and effect.

     j. In the event notice of termination is given by the Custodian, which notice shall be given at least 60 days prior to the date of termination (notwithstanding the reason for termination), a Fund shall, on or before the termination date, deliver to the Custodian a Certificate evidencing the vote of the Board designating a successor custodian. In the absence of such designation, the Custodian may designate a successor custodian, which shall be a person qualified to so act under the Act for such Fund. If a Fund fails to designate a successor custodian, such Fund shall, upon the date specified in the notice of termination, and upon the delivery by the Custodian of all Assets then owned by such Fund, be deemed to be its own custodian and the Custodian shall thereby be relieved of all obligations under this Agreement other than the duty with respect to Securities held in the Book-Entry System which cannot be delivered to such Fund.

     k. Upon termination of the Agreement, the Custodian shall, upon receipt of a notice of acceptance by the successor custodian, deliver to the successor all Assets then held by the Custodian on behalf of a Fund, after deducting all fees, expenses and other amounts owed, if any, that are not disputed in good faith by such Fund.

     l. Following termination, the Custodian will promptly forward income and principal received, if any, with respect to a Fund, including but not limited to tax reclaim payments for tax reclaims filed prior to termination, to a designated successor custodian.

     m. In the event of a dispute following the expiration or termination of this Agreement, all relevant provisions shall be deemed to continue to apply to the obligations and liabilities of the parties.

8. Inspection of Books and Records. The books and records of the Custodian directly related to the Fund shall be open to inspection and audit at reasonable times by officers and representatives of the Fund and auditors employed by the Fund at its own expense and with prior written notice to the Custodian, and by the appropriate employees of the Securities and Exchange Commission.

9. Miscellaneous.

     a. Appendix A is a Certificate signed by the Secretary of the Fund setting forth the names and the signatures of Authorized Persons. The Fund shall furnish a new Certificate when the list of Authorized Persons is changed in any way. Until a new Certificate is received, the Custodian shall be fully protected in acting upon Instructions from Authorized Persons as set forth in the last delivered Certificate.

     b. Appendix B is a Certificate signed by the Secretary of the Fund setting forth the names and the positions of the present officers of the Fund. The Fund agrees to furnish to the Custodian a new Certificate when any changes are made. Until a new Certificate is received, the Custodian shall be fully protected in relying upon the last delivered Certificate.

     c. Any required written notice or other instrument shall be sufficiently given if addressed to the Custodian or the Fund, as the case may be, and delivered to it at its offices at:

The Custodian:
   Mellon Bank, N.A.
   One Mellon Center
   500 Grant Street, 19th Floor
   Pittsburgh, Pennsylvania 15258
Attn: Leonard R. Heinz, Esq., Senior Vice President and Associate General Counsel

Telephone: (412) 234-1508
Facsimile: (412) 234-8417

The Fund:

the address set forth on Appendix D for the Fund;

     or at such other place as the parties may from time to time designate to the other in writing.

     d. This Agreement may not be amended or modified except by a written agreement executed by both parties.

     e. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Custodian, or by the Custodian without the written consent of the Fund, authorized or approved by a vote of the Board, provided, however, that a Fund merger or reorganization where the fund surviving from such merger or reorganization assumes the duties and obligations of such Fund under this Agreement shall not require the Custodian’s consent; provided further, however, that the Custodian may assign the Agreement or any function thereof to any corporation or entity which directly or indirectly is controlled by, or is under common control with, the Custodian and any other attempted assignment without written consent shall be null and void.

     f. Nothing in this Agreement shall give or be construed to give or confer upon any third party any rights hereunder.

     g. The Custodian represents that it is a U.S. Bank within the meaning of paragraph (a)(7) of Rule 17f-5 under the 1940 Act. The Fund has the requisite amount and scope of fidelity bond coverage required by Rule 17g-1 under the 1940 Act, and has directors’ and officers’ errors and omissions insurance coverage. The Custodian will maintain a fidelity bond and an insurance policy with respect to errors and omissions coverage in form and amount that are commercially reasonable in light of Custodian’s duties and responsibilities under this Agreement.

     h. The Fund acknowledges and agrees that, except as expressly set forth in this Agreement, the Fund is solely responsible to assure that the maintenance of the Series’ Assets hereunder complies with applicable laws and regulations, including without limitation the Act and applicable interpretations thereof or exemptions therefrom. The Fund represents that it has determined that it is reasonable to rely on Custodian to perform the responsibilities delegated pursuant to this Agreement.

     i. Agreement shall be construed in accordance with the laws of The Commonwealth of Pennsylvania.

     j. The captions of the Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     k. Each party represents to the other that it has all necessary power and authority, and has obtained any consent or approval necessary to permit it, to enter into and perform this Agreement and that this Agreement does not violate, give rise to a default or right of termination under or otherwise conflict with any applicable law, regulation, ruling, decree or other governmental authorization or any contract to which it is a party or by which any of its assets is bound. Each party represents and warrants that the individual executing this Agreement on its behalf has the requisite authority to bind the Fund or the Custodian to this Agreement. The Fund has received and read the “Customer Identification Program Notice”, a copy of which is attached to this Agreement as Exhibit A.

     l. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

[Remainder of page intentionally left blank]

Delaware Funds

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives duly authorized as of the day and year first above written.

MELLON BANK, N.A.

By:
Title:	First Vice President

DELAWARE GROUP ADVISER FUNDS,
on behalf of its Series identified on
Appendix D

DELAWARE GROUP CASH RESERVE,
on behalf of its Series identified on
Appendix D

DELAWARE GROUP EQUITY FUNDS I,
on behalf of its Series identified on
Appendix D

DELAWARE GROUP EQUITY FUNDS II,
on behalf of its Series identified on
Appendix D

DELAWARE GROUP EQUITY FUNDS
III, on behalf of its Series identified on
Appendix D

DELAWARE GROUP EQUITY FUNDS
IV, on behalf of its Series identified on
Appendix D

DELAWARE GROUP EQUITY FUNDS V,
on behalf of its Series identified on
Appendix D

DELAWARE GROUP FOUNDATION
FUNDS, on behalf of its Series identified on
Appendix D

DELAWARE GROUP INCOME FUNDS,
on behalf of its Series identified on
Appendix D

DELAWARE GROUP STATE TAX-FREE
INCOME TRUST, on behalf of its Series
identified on Appendix D

DELAWARE GROUP TAX-FREE FUND,
on behalf of its Series identified on
Appendix D

DELAWARE GROUP TAX-FREE
MONEY FUND, on behalf of its Series
identified on Appendix D

DELAWARE GROUP GLOBAL &
INTERNATIONAL FUNDS, on behalf of
its Series identified on Appendix D

VOYAGEUR INSURED FUNDS, on behalf
of its Series identified on Appendix D

DELAWARE INVESTMENTS
MUNICIPAL TRUST, on behalf of its
Series identified on Appendix D

VOYAGEUR INTERMEDIATE TAX-
FREE FUNDS, on behalf of its Series
identified on Appendix D

VOYAGEUR MUTUAL FUNDS, on behalf
of its Series identified on Appendix D

VOYAGEUR MUTUAL FUNDS II, on
behalf of its Series identified on Appendix D

DELAWARE GROUP GOVERNMENT
FUND, on behalf of its Series identified on
Appendix D

DELAWARE GROUP LIMITED-TERM
GOVERNMENT FUNDS, on behalf of its
Series identified on Appendix D

DELAWARE POOLED TRUST, on behalf
of its Series identified on Appendix D

VOYAGEUR MUTUAL FUNDS III, on
behalf of its Series identified on Appendix D

VOYAGEUR TAX FREE FUNDS, on
behalf of its Series identified on Appendix D

DELAWARE VIP TRUST, on behalf of its
Series identified on Appendix D

DELAWARE INVESTMENTS ARIZONA
MUNICIPAL INCOME FUND, INC.

DELAWARE INVESTMENTS
COLORADO INSURED MUNICIPAL
FUND, INC.

DELAWARE INVESTMENTS FLORIDA
INSURED MUNICIPAL INCOME FUND

DELAWARE INVESTMENTS
MINNESOTA MUNICIPAL INCOME
FUND II, INC.

DELAWARE INVESTMENTS DIVIDEND
AND INCOME FUND, INC.

DELAWARE INVESTMENTS GLOBAL
DIVIDEND AND INCOME FUND, INC.

DELAWARE INVESTMENTS
ENHANCED GLOBAL DIVIDEND AND
INCOME FUND, INC.

By:
Title:	Chief Financial Officer

APPENDIX A
LIST OF AUTHORIZED PERSONS

     I, David F. Connor, Secretary of the Funds, do hereby certify that:

     The following individuals have been duly authorized as Authorized Persons to give Instructions on behalf of the Funds and each Series thereof and the specimen signatures set forth opposite their respective names are their true and correct signatures:

Name and Position	Signature

John J. O’Connor
Senior Vice President

Phoebe W. Figland
Vice President

Laura A. Wagner
Vice President

William Dwyer
Assistant Vice President

David Scharff
Assistant Vice President

Thomas J. Morrisroe
Assistant Vice President

Michael O’Donnell
Assistant Vice President

Eric Schmidt
Assistant Vice President

Mark Mastrogiovanni
Assistant Vice President

James A. Furgele
Senior Vice President

Kayann Johnson
Assistant Vice President

John Leszczynski
Assistant Vice President

Lisa Howard
Assistant Vice President

By:
Secretary
Dated:

Delaware Funds

APPENDIX B
FUND OFFICERS

      I, David F. Connor, Secretary of the Funds, do hereby certify that:

     The following individuals serve in the following positions with the Funds and each individual has been duly elected or appointed to each such position and qualified therefor in conformity with the Funds’ governing instruments:

Name	Position
Patrick P. Coyne	Chairman/President/Chief Executive Officer

Ryan K. Brist	Executive Vice President/Managing Director/
Chief Investment Officer, Fixed Income

Michael J. Hogan	Executive Vice President/Head of Equity Investments

See Yeng Quek	Executive Vice President/Managing Director/
Chief Investment Officer, Fixed Income

Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer

David P. O’Connor	Senior Vice President/Strategic Investment
Relationships and Initiatives/General Counsel

John J. O’Connor	Senior Vice President/Treasurer

Richard Salus	Senior Vice President/Chief Financial Officer

David F. Connor	Vice President/Deputy General Counsel/Secretary

Marshall T. Bassett	Senior Vice President/Chief Investment Officer,
Emerging Growth Equity

Joseph R. Baxter	Senior Vice President/Head of Municipal Bond
Investments

Christopher S. Beck	Senior Vice President/Senior Portfolio Manager

Michael P. Buckley	Senior Vice President/Director of Municipal
Research

Michael F. Capuzzi	Senior Vice President/Investment Systems

Liu-Er Chen	Senior Vice President/Senior Portfolio
Manager/Chief Investment Officer, Emerging
Markets

Thomas H. Chow	Senior Vice President/Senior Portfolio Manager

Stephen R. Cianci	Senior Vice President/Senior Portfolio Manager

Robert F. Collins	Senior Vice President/Senior Portfolio Manager

Chuck M. Devereux	Senior Vice President/Senior Research Analyst

Roger A. Early	Senior Vice President/Senior Portfolio Manager

Brian Funk	Senior Vice President/Director of Credit Research

James A. Furgele	Senior Vice President/Investment Accounting

Brent C. Garrells	Senior Vice President/Senior Research Analyst

Stuart M. George	Senior Vice President/Head of Equity Trading

Paul Grillo	Senior Vice President/Senior Portfolio Manager

Jonathan Hatcher	Senior Vice President/Senior Research Analyst

William F. Keelan	Senior Vice President/Director Quantitative Research

Francis X. Morris	Senior Vice President/Director Chief Investment
Officer, Core Equity

Zoë Neale	Senior Vice President/Chief Investment Officer,
International Equity

D. Tysen Nutt	Senior Vice President/Chief Investment Officer,
Large Cap Value

Philip R. Perkins	Senior Vice President/Senior Portfolio Manager

Timothy L. Rabe	Senior Vice President/Head of High Yield

Jeffrey S. Van Harte	Senior Vice President/Chief Investment Officer-
Focus Growth Equity

Babak Zenouzi	Senior Vice President/Senior Portfolio Manager

Christopher S. Adams	Vice President/Portfolio Manager/Senior Equity
Analyst

Damon J. Andres	Vice President/Senior Portfolio Manager

Wayne A. Anglace	Vice President/Credit Research Analyst

Todd Bassion	Vice President/Senior Research Analyst/Portfolio
Manager

Christopher J. Bonavico	Vice President/Senior Portfolio Manager, Equity
Analyst

Kenneth F. Broad	Vice President/Senior Portfolio Manager, Equity
Analyst

Mary Ellen M. Carrozza	Vice President/Client Services

Steven G. Catricks	Vice President/Portfolio Manager

Wen-Dar Chen	Vice President/Portfolio Manager

Lisa Chin	Vice President/Emerging Markets Analyst

Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant
Secretary

Bradley J. Cline	Vice President/International Credit Research Analyst

Cori E. Daggett	Vice President/Senior Counsel/Assistant Secretary

Craig C. Dembek	Vice President/Senior Research Analyst

Joel A. Ettinger	Vice President/Taxation

Christopher M. Ericksen	Vice President/Portfolio Manager, Equity Analyst

Devon K. Everhart	Vice President/Senior Research Analyst

Phoebe W. Figland	Vice President/Investment Accounting

Patrick G. Fortier	Vice President/Portfolio Manager, Equity Analyst

Denise A. Franchetti	Vice President/Portfolio Manager/Municipal Bond
Credit Analyst

Larry Franko	Vice President/Senior Equity Analyst

Henry A. Garrido	Vice President/Equity Analyst

Barry Gladstein	Vice President/Equity Analyst/Portfolio Manager

Edward Gray	Vice President/Senior Portfolio Manager

David J. Hamilton	Vice President/Credit Research Analyst

Brian Hamlet	Vice President/Senior Corporate Bond Trader

Gregory M. Heywood	Vice President/Portfolio Manager, Research Analyst

Sharon Hill	Vice President/Head of Equity Quantitative Research
& Analytics

Christopher M. Holland	Vice President/Associate Equity Analyst II/Portfolio
Manager

Chungwei Hsia	Vice President/Senior Research Analyst

Michael E. Hughes	Vice President/Senior Equity Analyst

Jordan L. Irving	Vice President/Senior Portfolio Manager

Cynthia Isom	Vice President/Portfolio Manager

Kenneth R. Jackson	Vice President/Quantitative Analyst

Stephen M. Juszczyszyn	Vice President/Structured Products Analyst/Trader

Audrey E. Kohart	Vice President/Financial Planning and Reporting

Nikhil G. Lalvani	Vice President/Senior Equity Analyst/Portfolio
Manager

Steven T. Lampe	Vice President/Portfolio Manager

Anthony A. Lombardi	Vice President/Senior Portfolio Manager

John P. McCarthy	Vice President/Senior Research Aanlyst/Trader

Brian McDonnell	Vice President/Structured Products Analyst/Trader

Michael S. Morris	Vice President/Portfolio Manager/Senior Equity
Analyst

Philip O. Obazee	Vice President/Derivatives Manager

Donald G. Padilla	Vice President/Portfolio Manager/Senior Equity
Analyst

Daniel J. Prislin	Vice President/Senior Portfolio Manager, Equity
Analyst

Gretchen Regan	Vice President/Quantitative Analyst

Craig S. Remsen	Vice President/Senior Credit Research Analyst

Carl Rice	Vice President/Senior Investment Specialist, Large
Cap Value Focus Equity

Kevin C. Schildt	Vice President/Senior Municipal Credit Analyst

Bruce Schoenfeld	Vice President/Equity Analyst

Nancy E. Smith	Vice President/Investment Accounting

Rudy D. Torrijos, III	Vice President/Portfolio Manager

Michael Tung	Vice President/Equity Analyst

Robert A. Vogel, Jr.	Vice President/Senior Portfolio Manager

Lori P. Wachs	Vice President/Portfolio Manager

Laura A. Wagner	Vice President/Investment Accounting

Michael G. Wildstein	Vice President/Senior Research Analyst

Kathryn R. Williams	Vice President/Associate General Counsel/Assistant
Secretary

Nashira Wynn	Vice President/Senior Equity Analyst/Portfolio
Manager

Greg Zappin	Vice President/Credit Research Analyst

Guojia Zhang	Vice President/Equity Analyst

James E. Blake	Assistant Vice President/Senior Compliance
Officer

Ian Bowman	Assistant Vice President/Research Analyst

Michael E. Dresnin	Assistant Vice President/Counsel/Assistant Secretary

William J. Dwyer	Assistant Vice President/Corporate Actions

Abby C. Fick	Assistant Vice President/Legal Services

Molly Graham	Assistant Vice President/Legal Services

Kerri S. Haag	Assistant Vice President/Investment Accounting

Matthew G. Higgins	Assistant Vice President/Credit Research Analyst

Jerel A. Hopkins	Assistant Vice President/Counsel/Assistant Secretary

Kashif Ishaq	Assistant Vice President/Associate Trader

Kayann Johnson	Assistant Vice President/Investment Accounting

Karin M. Kelly	Assistant Vice President/Quantitative Analyst
Supervisor

Colleen Kneib	Assistant Vice President/Municipal Credit Analyst

John Leszczynski	Assistant Vice President/Investment Accounting

Kent P. Madden	Assistant Vice President/Equity Analyst

Thomas J. Morrisroe	Assistant Vice President/Investment Accounting

Terry O’Brien	Assistant Vice President/Fixed Income Reporting
Analyst

James P. O’Neill	Assistant Vice President/Senior Compliance Officer

Caleb Piper	Assistant Vice President/Equity Analyst

Udail K. Purmasetti	Assistant Vice President/Credit Research Analyst I

Eric W. Schmidt	Assistant Vice President/Investment Accounting

Frank J. Strenger	Assistant Vice President/Associate Trader

Van Tran	Assistant Vice President/Research Analyst

Cindy Lindenberg	Senior Compliance Officer

Dennis Norman	Tax Compliance Officer

By:
Secretary
Dated:

APPENDIX C
SELECTED COUNTRIES

See attachment

* Note, the Fund or its investment adviser or subadviser, as the case may be , shall be responsible for determining the Foreign Countries in which the Fund may invest, and shall direct the Custodian from time to time as to the Foreign Countries which have been approved for investment by the Fund.
** Note, the Custodian will not act as a Foreign Custody Manager with respect to Assets held in this country. Holding Assets and use of Custodian’s usual subcustodian in this country is subject to Instructions by the Fund and its execution of a separate letter-agreement pertaining to custody and market risks.

Delaware Funds

APPENDIX D
FUNDS AND SERIES

DELAWARE GROUP ADVISER FUNDS, a Delaware statutory trust
SEC Registration No.	811-7972 (1940 Act)
33-67490 (1933 Act)
Registrant CIK# 910682

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Diversified Income Fund	07/20/2007			232943636	S000003911
Class A		246248744	DPDFX
Class B		246248611	DPBFX
Class C		246248595	DPCFX
Class R		246248553	DPRFX
Institutional		246248587	DPFFX
Delaware U.S. Growth Fund	07/20/2007			521842569	S000003912
Class A		245917505	DUGAX
Class B		245917604	DEUBX
Class C		245917703	DEUCX
Class R		245917711	DEURX
Institutional Class		245917802	DEUIX

DELAWARE GROUP ADVISER FUNDS	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE GROUP CASH RESERVE, a Delaware statutory trust
SEC Registration No.	811-2806 (1940 Act)
2-60770 (1933 Act)
Registrant CIK# 230173

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Group Cash Reserve	07/20/2007			232059574	S000003913
Class A		245910104	DCRXX
Class B		245910302	DCBXX
Class C		245910203	DCCXX
Consultant Class		245910401	DCSXX

DELAWARE GROUP CASH RESERVE	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE GROUP EQUITY FUNDS I, a Delaware statutory trust
SEC Registration No.	811-249 (1940 Act)
2-10765 (1933 Act)
Registrant CIK# 027801

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Balanced Fund	07/20/2007			510082601	S000002384
Class A		246093108	DELFX
Class B		246093504	DELBX
Class C		246093702	DEDCX
Class R		246093884	DELRX
Institutional Class		246093207	DEICX

DELAWARE GROUP EQUITY FUNDS I	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE GROUP EQUITY FUNDS II, a Delaware statutory trust
SEC Registration No.	811-750 (1940 Act)
2-13017 (1933 Act)
Registrant CIK# 027574

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Large Cap Value Fund	07/20/2007			232448660	S000002392
Class A		245907100	DELDX
Class B		245907605	DEIBX
Class C		245907704	DECCX
Class R		245907886	DECRX
Institutional Class		245907407	DEDIX
Delaware Value Fund	07/20/2007			232967229	S000002391
Class A		24610C881	DDVAX
Class B		24610C873	DDVBX
Class C		24610C865	DDVCX
Class R		245907860	DDVRX
Institutional Class		24610C857	DDUIX

DELAWARE GROUP EQUITY FUNDS II	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE GROUP EQUITY FUNDS III, a Delaware statutory trust
SEC Registration No.	811-1485 (1940 Act)
2-28871 (1933 Act)
Registrant CIK#027937

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware American Services Fund	07/20/2007			233020818	S000002394
Class A		24581P101	DASAX
Class B		24581P309	DASBX
Class C		24581P408	DAMCX
Class R		24581P507	DASRX
Institutional Class		24581P200	DASIX
Delaware Small Cap Growth Fund	07/20/2007			233086424	S000002395
Class A		246118301	DSCAX
Class B		246118400	DSCBX
Class C		246118509	DSCCX
Class R		246118590	DSCRX
Institutional Class		246118608	DSCIX
Delaware Trend Fund	07/20/2007			510106828	S000002396
Class A		245905104	DELTX
Class B		245905302	DERBX
Class C		245905401	DETCX
Class R		245905500	DETRX
Institutional Class		245905203	DGTIX

DELAWARE GROUP EQUITY FUNDS III	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE GROUP EQUITY FUNDS IV, a Delaware statutory trust
SEC Registration No.	811-4413 (1940 Act)
33-442 (1933 Act)
Registrant CIK# 778108

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Growth Opportunities Fund	07/20/2007			232369628	S000003914
Class A		245906102	DFCIX
Class B		245906300	DFBIX
Class C		245906409	DEEVX
Class R		245906508	DFRIX
Institutional Class		245906201	DFDIX
Delaware Large Cap Growth Fund	07/20/2007			232867441	S000003915
Class A		24610A109	DGDAX
Class B		24610A208	DGDBX
Class C		24610A307	DGDCX
Institutional Class		24610A406	DGDIX

DELAWARE GROUP EQUITY FUNDS IV	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE GROUP EQUITY FUNDS V, a Delaware statutory trust
SEC Registration No.	811-4997 (1940 Act)
33-11419 (1933 Act)
Registrant CIK# 809821

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Dividend Income Fund	07/20/2007			232867444	S000002399
Class A		24610B107	DDIAX
Class B		24610B206	DDDBX
Class C		24610B305	DDICX
Class R		24610B842	DDDRX
Institutional Class		24610B404	DDIIX
Delaware Small Cap Core Fund	07/20/2007			232984251	S000002400
Class A		24610B883	DCCAX
Class C		24610B867	DCCCX
Class R		24610B834	DCCRX
Institutional Class		24610B859	DCCIX
Delaware Small Cap Value Fund	07/20/2007			232450217	S000002401
Class A		246097109	DEVLX
Class B		246097307	DEVBX
Class C		246097406	DEVCX
Class R		246097505	DVLRX
Institutional Class		246097208	DEVIX

DELAWARE GROUP EQUITY FUNDS V	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE GROUP FOUNDATION FUNDS, a Delaware statutory trust
SEC Registration No.	811-08457 (1940 Act)
333-38801 (1933 Act)
Registrant CIK# 1048133

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Aggressive Allocation	07/20/2007			232943633	S000004197
Portfolio
Class A		245918883	DFGAX
Class B		245918875	DFGDX
Class C		245918867	DFGCX
Class R		245918826	DFGRX
Institutional Class		245918859	DFGIX
Delaware Moderate Allocation	07/20/2007			232943634	S000004196
Portfolio
Class A		245918503	DFBAX
Class B		245918602	DFBBX
Class C		245918701	DFBCX
Class R		245918834	DFBRX
Institutional Class		245918800	DFFIX
Delaware Conservative Allocation	07/20/2007			232943635	S000004198
Portfolio
Class A		245918107	DFIAX
Class B		245918206	DFIDX
Class C		245918305	DFICX
Class R		245918818	DFIRX
Institutional Class		245918404	DFIIX

DELAWARE GROUP FOUNDATION FUNDS	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE GROUP INCOME FUNDS, a Delaware statutory trust
SEC Registration No.	811-2071 (1940 Act)
2-37707 (1933 Act)
Registrant CIK# 027825

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Corporate Bond Fund	07/20/2007			232973925	S000003921
Class A		245908785	DGCAX
Class B		245908777	DGCBX
Class C		245908769	DGCCX
Class R		245908744	DGCRX
Institutional Class		245908751	DGCIX
Delaware Extended Duration Bond Fund	07/20/2007			232973929	S000003923
Class A		245908835	DEEAX
Class B		245908827	DEEBX
Class C		245908819	DEECX
Class R		245908728	DEERX
Institutional Class		245908793	DEEIX
Delaware Delchester Fund	07/20/2007			510110458	S000003922
Class A		245908207	DETWX
Class B		245908405	DHYBX
Class C		245908504	DELCX
Institutional Class		245908306	DETIX
Delaware High-Yield Opportunities Fund	07/20/2007			232869117	S000003924
Class A		245908876	DHOAX
Class B		245908868	DHOBX
Class C		245908850	DHOCX
Class R		245908736	DHIRX
Institutional Class		245908843	DHOIX

DELAWARE GROUP INCOME FUNDS	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE GROUP STATE TAX-FREE INCOME TRUST, a Delaware statutory trust
SEC Registration No.	811-2715 (1940 Act)
2-57791 (1933 Act)
Registrant CIK# 201670

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Tax-Free Pennsylvania Fund	07/20/2007			232021993	S000002393
Class A		233216100	DELIX
Class B		233216209	DPTBX
Class C		233216308	DPTCX

DELAWARE GROUP STATE TAX-FREE
INCOME TRUST	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE GROUP TAX-FREE FUND, a Delaware statutory trust
SEC Registration No.	811-3850 (1940 Act)
2-86606 (1933 Act)
Registrant CIK# 728352

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Tax-Free USA Fund	07/20/2007			232448684	S000002403
Class A		245909106	DMTFX
Class B		245909403	DTFCX
Class C		245909700	DUSCX
Delaware Tax-Free USA Intermediate	07/20/2007			232702035	S000002404
Class A		245909304	DMUSX
Class B		245909601	DUIBX
Class C		245909882	DUICX

DELAWARE GROUP TAX-FREE FUND	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE GROUP TAX-FREE MONEY FUND, a Delaware statutory trust
SEC Registration No.	811-3120 (1940 Act)
2-70164 (1933 Act)
Registrant CIK# 320572

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Tax-Free Money Fund	07/20/2007			232151642	S000003925
Class A		245911102	DTFXX
Consultant Class		245911201	N/A

DELAWARE GROUP TAX-FREE
MONEY FUND	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, a Delaware statutory trust
SEC Registration No.	811-6324 (1940 Act)
33-41034 (1933 Act)
Registrant CIK# 875610

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Emerging Markets Fund	07/20/2007			232841510	S000003916
Class A		245914841	DEMAX
Class B		245914833	DEMBX
Class C		245914825	DEMCX
Institutional Class		245914817	DEMIX
Delaware Global Value Fund	07/20/2007			232948903	S000003917
Class A		245914718	DABAX
Class B		245914692	DABBX
Class C		245914684	DABCX
Institutional Class		245914676	DABIX
Delaware International Value Equity Fund	07/20/2007			232651520	S000003918
Class A		245914106	DEGIX
Class B		245914700	DEIEX
Class C		245914858	DEGCX
Class R		245914577	DIVRX
Institutional Class		245914403	DEQIX

DELAWARE GROUP GLOBAL &
INTERNATIONAL FUNDS	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

VOYAGEUR INSURED FUNDS, a Delaware statutory trust
SEC Registration No.	811-4977 (1940 Act)
33-11235 (1933 Act)
Registrant CIK# 809064

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Tax-Free Minnesota Insured Fund	07/20/2007	MERGED	MERGED	MERGED	MERGED
Delaware Tax-Free Arizona Fund	07/20/2007			411686735	S000002406
Class A		928916204	VAZIX
Class B		928928639	DVABX
Class C		928916501	DVACX

VOYAGEUR INSURED FUNDS	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE INVESTMENTS MUNICIPAL TRUST, a Delaware statutory trust
SEC Registration No.	811-6411 (1940 Act)
33-42827 (1933 Act)
Registrant CIK# 879342

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Tax-Free Florida Insured Fund	07/20/2007			411707315	S000002409
Class A		24610R102	VFLIX
Class B		24610R300	DVDBX
Class C		24610R706	N/A

DELAWARE INVESTMENTS
MUNICIPAL TRUST	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

VOYAGEUR INTERMEDIATE TAX-FREE FUNDS, a Delaware statutory trust
SEC Registration No.	811-4364 (1940 Act)
2-99266 (1933 Act)
Registrant CIK# 773675

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Tax-Free Minnesota	07/20/2007			411522882	S000002408
Intermediate Fund
Class A		928930106	DXCCX
Class B		928928399	DVSBX
Class C		928930205	DVSCX

VOYAGEUR INTERMEDIATE TAX-FREE FUNDS	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

VOYAGEUR MUTUAL FUNDS, a Delaware statutory trust
SEC Registration No.	811-7742 (1940 Act)
33-63238 (1933 Act)
Registrant CIK# 906236

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Minnesota High-Yield	07/20/2007			411840158	S000002412
Municipal Bond Fund
Class A		928928316	DVMHX
Class B		928928290	DVMYX
Class C		928928282	DVMMX
Delaware National High-Yield	07/20/2007			411720518	S000002413
Municipal Bond Fund
Class A		928928241	CXHYX
Class B		928928233	DVNYX
Class C		928928225	DVHCX
Delaware Tax-Free California Fund	07/20/2007			411803232	S000002414
Class A		928928829	DVTAX
Class B		928928811	DVTFX
Class C		928928795	DVFTX
Delaware Tax-Free Idaho Fund	07/20/2007			411795456	S000002415
Class A		928928704	VIDAX
Class B		928928746	DVTIX
Class C		928928803	DVICX
Delaware Tax-Free New York Fund	07/20/2007			161303248	S000002416
Class A		928928274	FTNYX
Class B		928928266	DVTNX
Class C		928928258	DVFNX

VOYAGEUR MUTUAL FUNDS	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

VOYAGEUR MUTUAL FUNDS II, a Delaware statutory trust
SEC Registration No.	811-4989 (1940 Act)
33-11495 (1933 Act)
Registrant CIK# 809872

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Tax-Free Colorado Fund	07/20/2007			841044878	S000002417
Class A		928920107	VCTFX
Class B		928928787	DVBTX
Class C		92907R101	DVCTX

VOYAGEUR MUTUAL FUNDS II	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE GROUP GOVERNMENT FUND, a Delaware statutory trust
SEC Registration No.	811-4304 (1940 Act)
2-97889 (1933 Act)
Registrant CIK# 769220

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Core Plus Bond Fund	07/20/2007			232448685	S000003919
Class A		246094205	DEGGX
Class B		246094601	DEGBX
Class C		246094700	DUGCX
Class R		246094809	DUGRX
Institutional Class		246094502	DUGIX
Delaware Inflation Protected Bond	07/20/2007			201709002	S000003920
Fund
Class A		246094882	DIPAX
Class B		246094874	DIPBX
Class C		246094866	DIPCX
Institutional Class		246094858	DIPIX

DELAWARE GROUP GOVERNMENT FUND	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, a Delaware statutory trust
SEC Registration No.	811-3363 (1940 Act)
2-75526 (1933 Act)
Registrant CIK# 357059

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Limited-Term Government Fund	07/20/2007			232448704	S000002397
Class A		245912308	DTRIX
Class B		245912605	DTIBX
Class C		245912704	DTICX
Class R		245912803	DLTRX
Institutional Class		245912506	DTINX

DELAWARE GROUP LIMITED-TERM
GOVERNMENT FUNDS	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE POOLED TRUST, a Delaware statutory trust
SEC Registration No.	811-6322 (1940 Act)
33-40991 (1933 Act)
Registrant CIK# 875352

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
The Large-Cap Growth Equity Portfolio	07/20/2007	246248512	DPLGX	203322663	S000003930
The Large-Cap Value Equity Portfolio	07/20/2007	246248108	DPDEX	232651511	S000003931
The Mid-Cap Growth Equity Portfolio	07/20/2007	246248207	DPAGX	232651512	S000003932
The Small-Cap Growth Equity Portfolio	07/20/2007	246248728	DPSGX	232961620	S000003934
The Focus Smid-Cap Growth Equity	07/20/2007	246248546	DGCTX	200385841	S000003935
Portfolio
The Smid-Cap Growth Equity Portfolio	07/20/2007	246248520	DSMIX	201875647	S000003936
The Real Estate Investment Trust	07/20/2007	246248785	DPRIX	232824437	S000003937
Portfolio
The Real Estate Investment Trust	07/20/2007	246248827	DPRTX	232933508	S000003933
Portfolio II
The All-Cap Growth Equity Portfolio	07/20/2007	246248645	DPCEX	233028697	S000003928
The International Equity Portfolio	07/20/2007	246248306	DPIEX	232651513	S000003944
The Labor Select International Equity	07/20/2007	246248876	DELPX	232824436	S000003929
Portfolio
The Emerging Markets Portfolio	07/20/2007	246248843	DPEMX	232883722	S000003940
The Global Real Estate Securities	07/20/2007	246248488	DGROX	205895095	S0000015133
Portfolio
The Intermediate Fixed Income Portfolio	07/20/2007	246248405	DPFIX	232651514	S000003943
The Core Focus Fixed Income Portfolio	07/20/2007	246248538	DCFIX	201166331	S000003938
The High-Yield Bond Portfolio	07/20/2007	246248850	DPHYX	232824439	S000003942
The Core Plus Fixed Income Portfolio	07/20/2007	246248579	DCPFX	470873496	S000003939
The Global Fixed Income Portfolio	07/20/2007	246248603	DPGIX	237707796	S000003941
The International Fixed Income Portfolio	07/20/2007	246248702	DPIFX	232752973	S000003945

DELAWARE POOLED TRUST	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

VOYAGEUR MUTUAL FUNDS III, a Delaware statutory trust
SEC Registration No.	811-4547 (1940 Act)
2-95928 (1933 Act)
Registrant CIK# 763749

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Large Cap Core Fund	07/20/2007			205181648	S0000013156
Class A		246118582	DDCAX
Institutional Class		246118558	DDCIX
Delaware Select Growth Fund	07/20/2007			411777915	S000003946
Class A		928931104	DVEAX
Class B		928931849	DVEBX
Class C		928931203	DVECX
Class R		928931740	DFSRX
Institutional Class		928931757	VAGGX

VOYAGEUR MUTUAL FUNDS III	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

VOYAGEUR TAX FREE FUNDS, a Delaware statutory trust
SEC Registration No.	811-3910 (1940 Act)
2-87910 (1933 Act)
Registrant CIK# 733362

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware Tax-Free Minnesota Fund	07/20/2007			411473323	S000002418
Class A		928918101	DEFFX
Class B		928928696	DMOBX
Class C		928918408	DMOCX

VOYAGEUR TAX FREE FUNDS	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE VIP TRUST, a Delaware statutory trust
SEC Registration No.	811-5162 (1940 Act)
33-14363 (1933 Act)
Registrant CIK# 814230

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware VIP Balanced Series	07/20/2007		N/A	232470518	S000002472
Standard Class		246493209
Service Class		246493100
Delaware VIP Capital Reserve Series	07/20/2007		N/A	232470522	S000002479
Standard Class		246493563
Service Class		246493571
Delaware VIP Cash Reserve Series	07/20/2007		N/A	232498450	S000002480
Standard Class		246493407
Service Class		246493308
Delaware VIP Diversified Income Series	07/20/2007		N/A	020680800	S000002481
Standard Class		246493548
Service Class		246493555
Delaware VIP Emerging Markets Series	07/20/2007		N/A	232893030	S000002482
Standard Class		246493878
Service Class		246493886
Delaware VIP Growth Opportunities	07/20/2007		N/A	232651510	S000002484
Series
Standard Class		246493837
Service Class		246493845
Delaware VIP High Yield Series	07/20/2007		N/A	232470524	S000002485
Standard Class		246493811
Service Class		246493829

Name of Series and any Share Classes	Date added to the Agreement	CUSIP	TICKLER SYMBOL	Taxpayer Identification Number (Portfolio)	SEC Series (Portfolio) or Class Identifier #
Delaware VIP International Value	07/20/2007		N/A	232698294	S000002486
Equity Series
Standard Class		246493761
Service Class		246493779
Delaware VIP REIT Series	07/20/2007		N/A	232948493	S000002473
Standard Class		246493720
Service Class		246493738
Delaware VIP Select Growth Series	07/20/2007		N/A	232995417	S000002474
Standard Class		246493696
Service Class		246493712
Delaware VIP Small Cap Value Series	07/20/2007		N/A	232744441	S000002475
Standard Class		246493670
Service Class		246493688
Delaware VIP Trend Series	07/20/2007		N/A	232744851	S000002476
Standard Class		246493613
Service Class		246493621
Delaware VIP U.S. Growth Series	07/20/2007		N/A	233011576	S000002477
Standard Class		246493589
Service Class		246493597
Delaware VIP Value Series	07/20/2007		N/A	232470517	S000002478
Standard Class		246493746
Service Class		246493753

DELAWARE VIP TRUST	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE INVESTMENTS ARIZONA MUNICIPAL INCOME FUND, INC., a Minnesota corporation
SEC Registration No.	811-7412 (1940 Act)
33-56560 (1933 Act)
Registrant CIK# 895577
CUSIP: 246100101
Tax ID#: 411737155
Series ID#: S000011336

DELAWARE INVESTMENTS ARIZONA
MUNICIPAL INCOME FUND, INC.	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE INVESTMENTS COLORADO INSURED MUNICIPAL FUND, INC., a Minnesota corporation
SEC Registration No.	811-7810 (1940 Act)
33-64658 (1933 Act)
Registrant CIK# 907573
CUSIP: 246101109
Tax ID#: 411751991
Series ID#: S000011337

DELAWARE INVESTMENTS COLORADO
INSURED MUNICIPAL FUND, INC.	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE INVESTMENTS FLORIDA INSURED MUNICIPAL INCOME FUND, a Massachusetts business trust
SEC Registration No.	811-7410 (1940 Act)
33-56564 (1933 Act)
Registrant CIK# 895574
CUSIP: 24610T108
Tax ID#: 411737161
Series ID#: S000011338

DELAWARE INVESTMENTS FLORIDA
INSURED MUNICIPAL INCOME FUND	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC., a Minnesota corporation
SEC Registration No.	811-7420 (1940 Act)
33-56562 (1933 Act)
Registrant CIK# 895658
CUSIP: 24610V103
Tax ID#: 411737158
Series ID #: S000011340

DELAWARE INVESTMENTS MINNESOTA
MUNICIPAL INCOME FUND II, INC.	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE INVESTMENTS DIVIDEND AND INCOME FUND, INC., a Maryland corporation
SEC Registration No.	811-7460 (1940 Act)
33-57808 (1933 Act)
Registrant CIK# 896923
CUSIP: 245915103
Tax ID#: 232713064
Series ID#: S000011332

DELAWARE INVESTMENTS DIVIDEND
AND INCOME FUND, INC.	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE INVESTMENTS GLOBAL DIVIDEND AND INCOME FUND, INC., a Maryland corporation
SEC Registration No.	811-8246 (1940 Act)
33-73430 (1933 Act)
Registrant CIK# 916713
CUSIP: 245916101
Tax ID#: 232753201
Series ID#: S000011333

DELAWARE INVESTMENTS GLOBAL
DIVIDEND AND INCOME FUND, INC.	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

DELAWARE INVESTMENTS ENHANCED GLOBAL DIVIDEND AND INCOME FUND, INC., a Maryland corporation
SEC Registration No.	811-22050 (1940 Act)
333-142103 (1933 Act)
Registrant CIK# 1396167
CUSIP: 246100101
Tax ID#: 260161937

DELAWARE INVESTMENTS ENHANCED
GLOBAL DIVIDEND AND INCOME FUND, INC.	MELLON BANK, N.A.

By:	By:
Title: Chief Financial Officer	Title: First Vice President
Date:	Date:

Notice Address:

2005 Market Street
Philadelphia, Pennsylvania 19103
Attn: Chief Financial Officer and General Counsel

APPENDIX E FEE SCHEDULE

Basis Point/ Unit Cost
Administrative Fee
Domestic
1/10 basis point (.000010) on domestic assets	0.10
Global
Developed Markets Category 1	3.00
Developed Markets Category 2	4.50
Developed Markets Category 3	7.00
Intermediate Markets Category 4	12.00
Intermediate Markets Category 5	20.00
Emerging Markets- Category 6	40.00
Structural Charges
Per Domestic Account	waived
Per Global Account	waived
Per Fund of Fund	waived
Third party Lending Support (per fund)	5,000.00
Transaction Fee
Domestic
Per Depository or Fed Eligible Transaction	$1.00
Per Physical Transaction	$15.00
Per Fed Funds Wire Received Or Delivered	$3.00
Per Paydown	$1.00
Per Option (per Write, Close, Expire, or Exercise)	$5.00
Per Forward Contract	$20.00
Per F/X Not Executed At Mellon	$30.00
Per Security Segregation	$3.00
Global
Developed Markets Category 1	$25.00
Developed Markets Category 2	$25.00
Developed Markets Category 3	$25.00
Intermediate Markets Category 4	$50.00
Intermediate Markets Category 5	$60.00
Emerging Markets- Category 6	$85.00
Conversion and Implementation Costs
Conversion and Implementation	Waived (see Notes)
Workbench Information Delivery
Client Reporting
Unlimited Workbench User IDs*
Customized Report Development
Per Report (Minimum) for One-time Development Fee	$1,000.00
Per Report Annual Maintenance Fee	$500.00
Per Hour for Special Projects	$150.00

NOTES
Custodian will pass through to the client any out-of-pocket expenses associated with the following:
☐ Worldwide custody, including but not limited to, postage, courier expenses, registration fees, stamp duties, and fed wire fees, etc.
☐ Postage and courier expenses associated with delivery of reports
☐ Proxy or tender solicitation expenses incurred with respect to our duties
☐ Charges for customized reporting development, programming, interface development and maintenance at $150 per hour
Costs on client specific, customized vendor feeds or data services used to support client customized reporting
Communication and hardware expenses including terminals, printers and leased lines required to support data transmissions to/from Custodian
☐ Legal charges for extraordinary events, such as lawsuits, client initiated events and regulatory audits, etc.
☐ The U.S. depository, physical and foreign market transaction categories will include buys and sells in the appropriate market, free trades, maturities, corporate action transactions, pairoff transactions, repurchase agreements, cross trades and fund mergers as well as transfers out of Custodian as it relates to a deconversion or transactions related to a transfer in kind. Subject to the provisions of Article IV, Section 7(f) and 7(g) of the Agreement to which this Appendix E is attached, (i) transactions related to the change of a sub-custodian will not be billed, nor will transactions related to a conversion of assets into Custodian be billed and (ii) Custodian will not charge transaction fees for security movements related to securities lending provided that Custodian or its affiliate is the securities lending agent.
Memo items and non-affiliated/external sweep products will be included as a U.S. depository transaction.
Non-U.S. cash transfers to/from an outside party are included under foreign market transactions. (Excludes cash transfers between accounts within Custodian’s Subcustodian network.)
Additional fees may apply in situations where the following may occur: client’s billing requirements are exceptional, client requires “rush” service or systems development, clients require consulting services and / or manual or otherwise exceptional pricing for securities, Tax Department support work, or client requires on-site training.
Market Tiers:
Developed Markets
Category 1: Canada, Euroclear, France, Germany, Italy, Japan, Netherlands, New Zealand, Spain, Sweden, Switzerland, United Kingdom, CEDEL
Category 2: Austria, Australia, Belgium, Denmark, Finland, Ireland, Luxembourg, Mexico, Norway, South Africa
Category 3: Argentina, Brazil, Hong Kong, Malaysia, Portugal, Singapore, South Korea, Sri Lanka, Thailand, Turkey
Intermediate Markets
Category 4: Czech Republic, Greece, Hungary, Indonesia, Israel, Peru, Taiwan, Zimbabwe
Category 5: Bangladesh, Bermuda, Botswana, Ghana, Kenya, Mauritius, Pakistan, Philippines, Poland, Uruguay
Emerging Markets
Category 6: Chile, China – Shanghai, China – Shenzhen, Colombia, Cyprus, Egypt, Estonia, India, Jordan, Morocco, Russia, Slovak Republic, Venezuela, Zambia

Earnings credits and overdraft rates will be calculated monthly on the basis of the following formula: The Account may earn interest on balances, including disbursement balances and balances arising from purchase and sale transactions. For each month during which the Custodian holds property for the Client, there shall be an adjustment to the custody fees, calculated as follows. For each day of the month in which the closing cash balance of the Account is more than zero, such cash balance amount will earn interest calculated by taking the amount of the idle balance multiplied by the Overnight Federal Funds Rate (defined below) minus .50% divided by 365 days. The amount of interest credit shall be known as the “Daily Credits.” Alternatively, for each day of the month in which the closing balance of the Account is less than zero (an “overdraft”), the overdraft amount will be subject to a charge calculated by taking the amount of the overdraft multiplied by the Overnight Federal Funds Rate (defined below) plus .50% divided by 365 days. The amount of interest charge shall be known as “Daily Charges.” The net of the Daily Credits and Daily Charges for a particular month will be credited or debited, as the case may be, to the Monthly Notification for the applicable period. Monthly credit balances will roll forward to offset future Custodian fees and expenses. Unused Daily Credits will expire at calendar year end. Credit balances may not be transferred. They are used exclusively to offset Custodian fees and expenses and shall not be applied against investment or other related expenses. A Daily Charge shall not apply to the extent that an overdraft is solely due to Custodian error.

The term “Overnight Federal Funds Rate” shall mean, for any month, the average of daily “Federal Funds Rates” for such month. In turn, the daily Federal Funds Rates shall mean, for any day, the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers on such day, as published by the Federal Reserve Bank of New York on the business day next succeeding such day.

Initial Custody Conversion Fee Waiver

Custodian will not charge custody transaction charges (per this fee schedule) related to the initial conversion of assets to Custodian.
Custodian will not pass thru global custody market charges (including but not limited to, postage, courier expenses, registration fees, stamp duties, and fed wire fees, etc.) related to the initial conversion of assets to Custodian provided that the securities are properly registered at current custodian.

FEES WILL BE PAYABLE AS FOLLOWS
Fees will be calculated and billed on a monthly basis. Fees not paid within 60 days of the due date will be subject to a late charge of 1.5% of the amount billed. Additional charges of 1.5% per month will be incurred for each additional month fees remain unpaid.

MELLON BANK, N.A.

By:
Title:	First Vice President

DELAWARE GROUP ADVISER FUNDS, on
behalf of its Series identified on Appendix D

DELAWARE GROUP CASH RESERVE, on
behalf of its Series identified on Appendix D

DELAWARE GROUP EQUITY FUNDS I, on
behalf of its Series identified on Appendix D

DELAWARE GROUP EQUITY FUNDS II, on
behalf of its Series identified on Appendix D

DELAWARE GROUP EQUITY FUNDS III, on
behalf of its Series identified on Appendix D

DELAWARE GROUP EQUITY FUNDS IV, on
behalf of its Series identified on Appendix D

DELAWARE GROUP EQUITY FUNDS V, on
behalf of its Series identified on Appendix D

DELAWARE GROUP FOUNDATION FUNDS,
on behalf of its Series identified on Appendix D

DELAWARE GROUP INCOME FUNDS, on
behalf of its Series identified on Appendix D

DELAWARE GROUP STATE TAX-FREE
INCOME TRUST, on behalf of its Series identified
on Appendix D

DELAWARE GROUP TAX-FREE FUND, on
behalf of its Series identified on Appendix D

DELAWARE GROUP TAX-FREE MONEY
FUND, on behalf of its Series identified on
Appendix D

DELAWARE GROUP GLOBAL &
INTERNATIONAL FUNDS, on behalf of its Series
identified on Appendix D

VOYAGEUR INSURED FUNDS, on behalf of its
Series identified on Appendix D

DELAWARE INVESTMENTS MUNICIPAL
TRUST, on behalf of its Series identified on
Appendix D

VOYAGEUR INTERMEDIATE TAX-FREE
FUNDS, on behalf of its Series identified on
Appendix D

VOYAGEUR MUTUAL FUNDS, on behalf of its
Series identified on Appendix D

VOYAGEUR MUTUAL FUNDS II, on behalf of
its Series identified on Appendix D

DELAWARE GROUP GOVERNMENT FUND, on
behalf of its Series identified on Appendix D

DELAWARE GROUP LIMITED-TERM
GOVERNMENT FUNDS, on behalf of its Series
identified on Appendix D

DELAWARE POOLED TRUST, on behalf of its
Series identified on Appendix D

VOYAGEUR MUTUAL FUNDS III, on behalf of
its Series identified on Appendix D

VOYAGEUR TAX FREE FUNDS, on behalf of its
Series identified on Appendix D

DELAWARE VIP TRUST, on behalf of its Series
identified on Appendix D

DELAWARE INVESTMENTS ARIZONA
MUNICIPAL INCOME FUND, INC.

DELAWARE INVESTMENTS COLORADO
INSURED MUNICIPAL FUND, INC.

DELAWARE INVESTMENTS FLORIDA
INSURED MUNICIPAL INCOME FUND

DELAWARE INVESTMENTS MINNESOTA
MUNICIPAL INCOME FUND II, INC.

DELAWARE INVESTMENTS DIVIDEND AND
INCOME FUND, INC.

DELAWARE INVESTMENTS GLOBAL
DIVIDEND AND INCOME FUND, INC.

DELAWARE INVESTMENTS ENHANCED
GLOBAL DIVIDEND AND INCOME FUND,
INC.

By:
Title:	Chief Financial Officer

EXHIBIT A
CUSTOMER IDENTIFICATION PROGRAM NOTICE

CUSTOMER IDENTIFICATION PROGRAM NOTICE

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW
ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, all financial institutions are required by law to obtain, verify and record information that identifies each individual or entity that opens an account.

     What this means for you: When you open an account, we will ask you for your name, address, taxpayer or other government identification number and other information, such as date of birth for individuals, that will allow us to identify you. We may also ask to see identification documents such as a driver’s license, passport or documents showing existence of the entity.